Impact of COVID-19	12 Months Ended
Dec. 31, 2022
Impact Of Covid-19
Impact of COVID-19

NOTE 16 – Impact of COVID-19

The Coronavirus Disease 2019 (“COVID-19”) pandemic has negatively impacted the global economy, disrupted consumer spending and global supply chains, and created significant volatility and disruption of financial markets. We have experienced some resulting disruptions to our business operations, and we expect the COVID-19 pandemic could have a material adverse impact on our business and financial performance.

Due to ongoing recession caused by the COVID-19 Pandemic, the Company’s business is likely to be adversely impacted. The effects of recession can also increase economic instability with our vendors, developers and subcontractors.